UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

July 7, 2020

Date of Report (Date of earliest event reported)

333-188401

Commission File Number

SUCCESS ENTERTAINMENT GROUP INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Nevada	99-0385424
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

215 North Jefferson, Box 591, Ossian, Indiana	46777
(Address of principal executive offices)	(Zip Code)

(260) 490-9990
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

The disclosures set forth in Item 2.03 are incorporated into this Item 1.01 by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On July 7, 2020, FirstFire Global Opportunities Fund LLC, a Delaware limited liability company (the “Registrant” or the “Holder”), issued a convertible promissory note in favor Success Entertainment Group International Inc. (the “Borrower”), in the principal sum or $112,000.00, which amount is the $100,00.00 actual amount of the purchase price (the “Consideration”) hereof plus an original issue discount in the amount of $12,000.00 (the “OID”)(subject to adjustment herein)(the “Principal Amount”). The note carries a guaranteed interest rate of 6% (the “Interest Rate”) per annum from July 7, 2020 (the “Issue Date”), matures on the July 7, 2021 (the “Maturity Date”), and is subject to pre-payment penalties.

The Borrower shall make the following amortization payments in cash to the Holder towards the repayment of the Note as provided:

Payment Date Payment Amount

Payment Date	Payment Amount
01/01/2021	$19,786.00
02/01/2021	$19,786.00
03/01/2021	$19,786.00
04/01/2021	$19,786.00
05/01/2021	$19,786.00
06/01/2021	$19,786.00

During these designated periods, ending on the stipulated due date, “payment date,” or “Maturity Date” the note cannot be converted, in whole or in part, at any time until such time the aforementioned payments are not made; at which time, the Holder may convert the unpaid amount of the note into fully-paid and non-assessable shares of Common Stock, as such Common Stock exists on the Issue Date, or into any shares of capital stock or other securities of the Borrower into which such Common Stock shall hereafter be changed or reclassified at the conversion price (the “Conversion Price.”)

Calculation of Conversion Price. The per share conversion price into which Principal Amount and interest (including any Default Interest) under this Note shall be convertible into shares of Common Stock hereafter (the “Conversion Price”) shall be equal to $0.07 (the “Fixed Conversion Price”), provided, further, that upon any Event of Default (defined herein) after the Issue Date, the Conversion Price shall equal the lower of (i) the Fixed Conversion Price; (ii) discount to market based upon subsequent financings with other investors issued after the aforementioned date; or (iii) sixty-five percent (65%) multiplied by the lowest closing price of the Common Stock during the seven (7) consecutive Trading Day period immediately preceding the date of the respective conversion(the “Alternate Conversion Price”); and provided, however, and notwithstanding the above calculation of the Alternate Conversion Price or any other calculation of Conversion Price pursuant to Section 1.2, if the lowest traded price of the Common Stock is less than the Conversion Price on the date following the Conversion Date (the “Free Trading Share Receipt Date”) on which the Holder actually receive from the Company or its transfer agent Conversion Shares issuable pursuant to this Section 1, which are immediately upon receipt unrestricted and freely tradable by the Holder either by way of (A) registration under 1933 Act or (B) pursuant to Rule 144 under the 1933 Act (or a successor rule)(“Rule 144”), Rule 144A under the 1933 Act (or a successor rule)(“Rule 144A”), Regulation S under the1933 Act (or a successor rule)(“Regulation S”), or other applicable exemption,t hen the Conversion price shall be deemed to have been retroactively adjusted, as of the Conversion Date, to a price equal to sixty-five (65%) multiplied by the lowest trade price of the Common Stock on the Free Trading Shares Receipt Date (the “Free Trading Shares Receipt Date Conversion Price”), and the Company shall, on the Trading Day, following the Free Trading Share Receipt Date, issue to the Holder additional shares of unrestricted, freely tradable Common Stock equal to the difference between (Y) the number of Conversion Shares receivable upon conversion of the applicable Conversion Amount at the Conversion Prince and (Z) the number of Conversion Shares receivable upon to the beneficial ownership limitations contained in Section 1.1, such that the additional shares shall be issued in tranches if required to comply with such beneficial ownership limitations); and provided, further, however, and notwithstanding the above calculation of the Conversion Price, if, prior to the repayment or conversion of this Note, in the event the Borrower consummates a registered or unregistered primary offering of its securities for capital raising purposes (a “Primary Offering”), the Holder shall have the right, in its discretion to (x) demand repayment in full of a amount equal to the lower of (i) the Conversion Price and (ii)and twenty percent (20%) discount to the offering price to investors in the Primary Offering.

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In no event shall the holder be entitled to convert any portion the note in excess of that portion of the note upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the holder and its affiliates (other than shares of Common Stock may be deemed beneficially owned through the ownership of the unconverted portion of any security of the Borrower subject to a limitation on conversion or exercise analogues to the limitations contained in the note) and (2) the number of shares of Common Stock issuable upon conversion of the portion of the note with respect to the determination of this provision being made, would result in beneficial ownership by the holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock.

On July 7, 2020, SEGN entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with FirstFire Global Opportunities Fund, LLC (the “Purchaser”), pursuant to which the Company agreed to issue and sell to the Investor, and the Investor agreed to purchase from the Company common stock in the aggregate principal amount of $112,000.00, convertible into shares of common stock, $0.0001 par value per share, of the Company (the “Common Stock”), subject to customary ant-dilution adjustments.

The July 7, 2020 note and the July 7, 2020 securities purchase agreement, corporate resolution, and correspondences are attached to this Current Report on Form 8K as exhibits 4.1, 4.2, 4.3, and 4.4 respectively and incorporated herein by reference. The disclosure set forth in this Section 2.03 is intended to be a summary only and is qualified in its entirety by reference to exhibits.

Item 3.02 Unregistered Sales of Equity Securities

The disclosures set forth in Item 2.03 are incorporated into this Item 3.02 by reference.

The issuance of the convertible promissory note was made in reliance on exemption from registration pursuant to Section 4(2) of Securities Act of 1933, as amended, on the basis that the Registrant had a pre-existing relationship with the investor and there was not public offering.

Section 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

4.1	Convertible promissory note in favor of FirstFire Global Opportunities Fund, LLC, dated July 7, 2020
4.2	Stock purchase agreement in favor of FirstFire Global Opportunities Fund, LLC, dated July 7, 2020
4.3	SEGN Irrevocable Transfer Agent Instructions, dated July 7, 2020
4.4	SEGN Issuance Letter to VStock Transfer, LLC, dated July 7, 2020
10.1	SEGN Corporate Resolution of Board of Directors of SEGN dated July 7, 2020
10.2	SEGN Officer's Certificate dated July 7, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	By:	/s/ William Robinson
Dated: July 10, 2020		William Robinson
CEO, Secretary, and Director

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